Exhibit 10.1

SECOND AMENDMENT TO THE

EXECUTIVE EMPLOYMENT AGREEMENT

WITH DAVID HARVEY

WHEREAS, Sigma-Aldrich Corporation (“Company”) and David Harvey (“Executive”) previously entered into an Executive Employment Agreement (“Agreement”) dated January 1, 2006 and

WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the Company and Executive hereby agree to amend the Agreement as follows:

The first sentence of Section 2.4(a) of the Agreement is amended to read as follows:

2.4(a)	General Term. This Agreement shall commence on January 1, 2006 and terminate on the date of the 2009 Annual General Meeting, as determined by the Board in it discretion (“Term”). The Term may be extended by the parties by written agreement for successive additional one-year periods.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIGMA-ALDRICH CORPORATION

By:	/s/ Kirk Richter
Name:	Kirk Richter
Title:	Treasurer and Investor Relations

DAVID HARVEY

/s/ David Harvey